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Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 72DD, 72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

For period ending  01/31/2008
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,029
          Institutional Class               526

         2. Dividends for a second class of open-end company shares
         Advisor Class                      487
         R Class                            121


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.4092
          Institutional Class       $0.4339
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.3783
          R Class                   $0.3474

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                        583
          Institutional Class                    57
         2. Dividends for a second class of open-end company shares

         Advisor Class                           61
         R Class                                 16

73.     Capital gains per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0474
          Institutional Class       $0.0474
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0474
          R Class                   $0.0474

74U.     1. Number of shares outstanding  (000's)
         Investor Class                  13,040
         Institutional Class              1,405

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                    1,441
         R Class                            351

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.63
         Institutional Class        $11.63
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $11.63
         R Class                    $11.63


For period ending  01/31/2008
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                   6,068
          Institutional Class              1,379
         2. Dividends for a second class of open-end company shares

         Advisor Class                       460
         R Class                              46


73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.3984
          Institutional Class       $0.4241
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.3663
          R Class                   $0.3343

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                       763
          Institutional Class                  163
         2. Dividends for a second class of open-end company shares

         Advisor Class                          63
         R Class                                 7


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0501
          Institutional Class       $0.0501
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0501
          R Class                   $0.0501

74U.     1. Number of shares outstanding  (000's)
         Investor Class                    16,645
         Institutional Class                3,503
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                      1,627
         R Class                              139


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.93
         Institutional Class        $11.93
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         Advisor Class              $11.93
         R Class                    $11.92

For period ending  01/31/2008
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    3,073
          Institutional Class                 715
         2. Dividends for a second class of open-end company shares

         Advisor Class                        353
         R Class                               46

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                      399
          Institutional Class                  87

         2. Dividends for a second class of open-end company shares

         Advisor Class                         50
         R Class                                7


73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.4038
          Institutional Class       $0.4311
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.3697
          R Class                   $0.3356


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0524
          Institutional Class       $0.0524
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0524
          R Class                   $0.0524


74U.     1. Number of shares outstanding (000's)
         Investor Class                  8,443
         Institutional Class             1,779

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                   1,263
         R Class                           113


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.49
         Institutional Class        $12.50
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $12.49
         R Class                    $12.49

For period ending  01/31/2008
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,731
          Institutional Class                 914
         2. Dividends for a second class of open-end company shares

         Advisor Class                        271
         R Class                               25

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                      215
          Institutional Class                 106

         2. Dividends for a second class of open-end company shares

         Advisor Class                         37
         R Class                                4


73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.4071
          Institutional Class       $0.4350
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.3722
          R Class                   $0.3373


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0506
          Institutional Class       $0.0506
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0506
          R Class                   $0.0506


74U.     1. Number of shares outstanding (000's)
         Investor Class                  4,826
         Institutional Class             2,380

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                     796
         R Class                            73


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.68
         Institutional Class        $12.69
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $12.68
         R Class                    $12.68


For period ending  01/31/2008
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,194
          Institutional Class                 230
         2. Dividends for a second class of open-end company shares

         Advisor Class                        161
         R Class                                3

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                   101
          Institutional Class               18

         2. Dividends for a second class of open-end company shares

         Advisor Class                      13
         R Class                             -


73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.2850
          Institutional Class       $0.2961
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.2713
          R Class                   $0.2575


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0237
          Institutional Class       $0.0237
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0237
          R Class                   $0.0237


74U.     1. Number of shares outstanding (000's)
         Investor Class                  4,401
         Institutional Class               854

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                     608
         R Class                            12


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.96
         Institutional Class        $10.96
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $10.96
         R Class                    $10.95

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